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Exhibit 10.13

            LOAN DOCUMENT MODIFICATION AGREEMENT (No. 3) AND CONSENT

         LOAN DOCUMENT MODIFICATION AGREEMENT (NO. 3) AND CONSENT dated as of September 20, 2002 by and among INT'L.com, Inc., a Delaware corporation, International Language Engineering Corporation, a Colorado corporation, Harvard Translations, Inc., a Massachusetts corporation, Lionbridge Technologies California, Inc., a Delaware corporation, Data Dimensions, Inc., a Delaware corporation (collectively, the "Existing Borrowers"), eTESTING LABS, INC., a Delaware corporation (the "New Borrower", and together with the Existing Borrowers, the "Borrowers") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at One Newton Executive Park, 2221 Washington Street, Suite 200, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East".

                      Reference to Existing Loan Documents.
                      ------------------------------------
         Reference is made to that certain Loan and Security Agreement dated as of June 28, 2001 between the Bank and the Existing Borrowers as amended by that certain Loan Document Modification Agreement (No. 1) and Loan Document Modification Agreement (No. 2), dated as of September 24, 2001 and April 29, 2002, respectively (as so amended, with the attached schedules and exhibits, the "Loan Agreement"), and the Loan Documents referred to therein, including without limitation, that certain Amended and Restated Promissory Note dated as of April 29, 2002 (the "Note"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Loan Agreement.

                                 Effective Date.
                                 --------------
         This Agreement shall become effective as of September 20, 2002 (the "Effective Date"), provided that the Bank shall have received the following on or before such date and provided further, that in no event shall this Agreement become effective until signed by an officer of the Bank in California:

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               two copies of this Agreement, duly executed by all of the
Borrowers, with the attached Consent of Lionbridge Technologies, Inc. ("LTI"), duly executed thereby;

               an Amended and Restated Promissory Note in the form attached hereto as Exhibit A in the principal amount of $10,000,000, payable to the order of the Bank, duly executed by all of the Borrowers (the "Amended Note");

               a Perfection Certificate, substantially in the form of Exhibit B hereto, duly executed and completed by an authorized officer of the New Borrower;

               the results of UCC lien searches conducted with respect to the New Borrower, which results shall be satisfactory to the Bank in its absolute discretion;

               a certificate of the Secretary or other appropriate officer of the New Borrower, certifying (i) that the resolutions of its Board of Directors attached to such certificate, authorizing execution and delivery of this Agreement and the Amended Note, have been duly authorized, (ii) that a true and correct copy of the certificate of incorporation and by-laws of such New Borrower are attached, which certificate of incorporation and by-laws remain in full force and effect and have not been modified or amended in any respect, and
(iii) as to the identity of officer(s) authorized to execute this Agreement and the Amended Note and to take all other actions contemplated hereby and thereby, and providing signature specimens of such officer(s); and

               a certificate of recent date issued by the New Borrower's jurisdiction of organization, certifying as to its legal existence and good standing.

         By the signature of its authorized officer below, each Borrower hereby represents that:

New Borrower, a Delaware Corporation was acquired by LTI on or about July 15, 2002 in a transaction summarized in Schedule A hereto (the "New Borrower Acquisition"); and

By virtue of the New Borrower Acquisition, New Borrower has become a direct wholly-owned subsidiary of LTI, and an Affiliate of the Existing Borrowers.

         Each Borrower agrees that, (i) except as set forth in Schedule B hereto, the representation and warranties of the Existing Borrowers set forth in the Loan Documents (including those contained in the Loan Agreement as amended by this Agreement) are true and correct as of the Effective Date as if made on such date and the representations and warranties in the Loan Agreement that refer or relate to the Existing Borrowers are true and correct as to the New Borrower as of the Effective Date, (ii) as of the Effective Date, no Borrower has any defenses against its obligations to pay any amounts due under the Loan Agreement and the other Loan Documents and (iii) no Default or Event of Default has occurred and is continuing, except as may have been expressly waived or consented to by the Bank in writing, either prior to this Amendment and Consent or in Section 4 below.

                        Description of Changes in Terms.
                        --------------------------------
         As of the Effective Date, the Loan Agreement is modified in the following respects:

               The New Borrower shall for all purposes become a Borrower under the Loan Agreement and the other Loan Documents (including, without limitation,

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by granting a security interest in favor of the Bank pursuant to Section 2.1 of the Loan Agreement) and all references to the Borrowers in the Loan Agreement and the other Loan Documents shall include a reference to the New Borrower. The New Borrower agrees to be bound by the terms and conditions of the Loan Agreement and the other Loan Documents to which the Existing Borrowers are a party as fully as if it were an Existing Borrower thereunder.

               Section 1.5 of the Loan Agreement is hereby amended by substituting for the words "thirty days prior to" therein the words "one hundred and eighty days after".

               There is hereby inserted after Section 1.6 of the Loan Agreement the following new section 1.6A.

         "1.6A Cash Management Products. In accordance with and subject to the terms of this Agreement, Borrower may utilize such cash management products as Silicon may offer to Borrower from time to time, with the dollar value of such cash management products to be taken into account for purposes of the sublimit set forth in Section 1 of Schedule A to this Agreement."

               The definition of "Eligible Receivables" in Section 8 of the Loan Agreement is hereby amended by inserting at the end of such definition the following:

         "In the case of eTesting Labs, Inc., Eligible Receivables shall only include Receivables arising after July 15, 2002 and, until Silicon receives and is satisfied with the results of the next regularly scheduled field audit by Silicon of the Receivables of eTesting Labs, Inc., the Eligible Receivables of eTesting Labs, Inc. shall in no event exceed Six Hundred and Twenty-Five Thousand Dollars ($625,000)."

               The sublimit set forth under the heading "Letter of Credit and Exchange Contract Sublimit (Sections 1.5 and 1.6)" in Section 1 of the Schedule to the Loan Agreement is hereby amended and restated in its entirety as follows:

         "Aggregate Sublimit for Letters of
         Credit, Exchange
         Contracts and Cash
         Management Products
         (Sections 1.5, 1.6 and 1.6A)                         $500,000"

               The Loan Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

                                    Consents.
                                    ---------
               Notwithstanding any provision in the Loan Documents to the contrary, Bank hereby consents to the New Borrower Acquisition, including the payment of the purchase price in connection therewith as set forth in Schedule A hereto, and waives any Default or Event of Default that would otherwise arise from a breach of any restrictions set forth in the Loan Agreement, the Guarantee or any other Loan Document

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on the New Borrower Acquisition and payment of such purchase price, provided, however, the aggregate net cash outlay by LTI, the Existing Borrowers, Lionbridge Technologies Holdings B.V., Lionbridge Technologies B.V. and Lionbridge Technologies Ireland in connection with such New Borrower Acquisition shall not exceed $1,350,000.

               Notwithstanding any provision in the Loan Documents to the contrary, the Bank hereby consents to the payment by LTI, on behalf of its subsidiary INT'L.com, Inc. ("INT'L.com"), of $1,000,000 to Bernard Gateau due to Mr. Gateau under the terms of that certain Amended and Restated Senior Subordinated Promissory Note issued by International Language Engineering Corporation ("ILE") on April 9, 1999 in the original principal amount of $3,250,000 and assigned by ILE to INT'L.com.

                              Continuing Validity.
                              --------------------
         Upon the effectiveness hereof, each reference in each Loan Document to "the Loan Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement, as amended hereby. Except as specifically set forth above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Loan Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Loan Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

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                                 Miscellaneous.
                                 --------------
               This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

               THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

               EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

               The Borrowers agree, on a joint and several basis, to promptly pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester, special counsel for the Bank with respect thereto.

                  [Remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, the Bank and the Borrowers have caused this Loan
Document Modification Agreement (No. 3) and Consent to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                   SILICON VALLEY EAST, A DIVISION
                                        OF SILICON VALLEY BANK

                                   By: /s/ John K. Peck
                                        Name: John K. Peck
                                        Title:   Vice President

                                   SILICON VALLEY BANK

                                   By:_______________________________________
                                        Name: Maggie Garcia
                                        Title:  Loan Administration Team Leader
                                        (signed in Santa Clara, CA)

                                   INT'L.COM, INC.

                                   By: /s/ Stephen J. Lifshatz
                                        Stephen Lifshatz
                                        Chief Financial Officer

                                   INTERNATIONAL LANGUAGE ENGINEERING
                                   CORPORATION

                                   By: /s/ Stephen J. Lifshatz
                                        Stephen Lifshatz
                                        Chief Financial Officer

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                                   HARVARD TRANSLATIONS, INC.

                                   By: /s/ Stephen J. Lifshatz
                                        Stephen Lifshatz
                                        Chief Financial Officer

                                   LIONBRIDGE TECHNOLOGIES CALIFORNIA, INC.

                                   By: /s/ Stephen J. Lifshatz
                                        Stephen Lifshatz
                                        Chief Financial Officer

                                   DATA DIMENSIONS, INC.

                                   By: /s/ Stephen J. Lifshatz
                                        Stephen Lifshatz
                                        Chief Financial Officer

                                   ETESTING LABS, INC.

                                   By: /s/ Stephen J. Lifshatz
                                        Stephen Lifshatz
                                        Chief Financial Officer

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